SEPARATION AGREEMENT AND RELEASE

This Separation Agreement and Release (“Agreement”) is made by and between Scott L. Kauffman (“Executive”) and Geeknet, Inc. (the “Company”) (collectively referred to as the “Parties” or individually referred to as a “Party”).

RECITALS

WHEREAS, Executive was employed by the Company as the President and Chief Executive Officer and also served as a member of the Company’s Board of Directors (the “Board”);

WHEREAS, the Company and Executive have entered into an Employment Agreement, dated December 3, 2008 (the “Employment Agreement”);

WHEREAS, Executive signed an At-Will Employment, Confidential Information, Invention and Assignment Agreement with the Company on December 3, 2008 (the “Confidentiality Agreement”);

WHEREAS, the Company and Executive have entered into stock option agreements reflecting options granted by the Board to Executive on December 3, 2008 and April 22, 2010, respectively, granting Executive the option to purchase 2,250,000 shares of the Company’s common stock and 200,000 shares of the Company’s common stock, respectively subject to the terms and conditions of the Company’s 2007 Equity Incentive Plan and the stock option agreements (collectively the “Stock Agreements”);

WHEREAS, Executive has agreed to resign from employment with the Company effective as of August 4, 2010 (the “Separation Date”);

WHEREAS, Executive has agreed to resign in all capacities from the Company’s Board of Directors effective as of the Separation Date; and

WHEREAS, the Parties wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions, and demands that the Executive may have against the Company and any of the Releasees (as defined below), including, but not limited to, any and all claims arising out of or in any way related to Executive’s employment with or separation from the Company;

NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Executive hereby agree as follows:

COVENANTS

1.           Consideration.

a.           Cash Payment.  The Company agrees to pay Executive a lump sum cash payment equal to Seven Hundred One Thousand Two Hundred Fifty Dollars ($701,250), less applicable withholding.  This payment will be made to Employee within ten (10) business days after the Effective Date of this Agreement.

b.           COBRA.  The Company shall reimburse Executive for the payments Executive makes for COBRA coverage for a period of twelve (12) months, or until Executive has secured other employment, whichever occurs first, provided Executive timely elects and pays for continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), within the time period prescribed pursuant to COBRA.  COBRA reimbursements shall be made by the Company to Executive consistent with the Company’s normal expense reimbursement policy, provided that Executive submits documentation to the Company substantiating his payments for COBRA coverage.

c.           Resignation.  The Company shall process the termination of Executive’s employment as a resignation, and shall represent that Executive resigned from his employment to any potential future employer who contacts the Company’s human resources department and requests confirmation of this information.

2.           Stock.  The Parties agree that, as of the Separation Date, Executive will have vested in One Million Seven Hundred Nineteen Thousand Seven Hundred Ninety-Eight (1,719,798) option shares and no more, pursuant to the Stock Agreements and this Agreement.  The exercise of Executive’s vested option shares shall continue to be governed by the terms and conditions of the Company’s Stock Agreements.

3.           Benefits.  Executive’s health insurance benefits shall cease on the last day of August 2010, subject to Executive’s right to continue his health insurance under COBRA. Executive’s participation in all benefits and incidents of employment, including, but not limited to, vesting in stock options, and the accrual of bonuses, vacation, and paid time off, will cease as of the Separation Date.

4.           Payment of Salary and Receipt of All Benefits.  Executive acknowledges and represents that, other than the consideration set forth in this Agreement, the Company has paid or provided all salary, wages, bonuses, accrued vacation/paid time off, premiums, leaves, housing allowances, relocation costs, interest, severance, outplacement costs, fees, reimbursable expenses, commissions, stock, stock options, vesting, and any and all other benefits and compensation due to Executive; provided, however, that notwithstanding the foregoing, the Company agrees to reimburse Executive for reasonable travel, entertainment or other expenses incurred by Executive in the furtherance of or in connection with the performance of Executive’s duties pursuant to the Employment Agreement, in accordance with the Company’s expense reimbursement policy as in effect as of the date hereof (the “Expense Policies”), provided that Executive submits to the Company all documentation and paperwork relating to such expenses as required by the Expense Policies on or prior to the fourteenth (14th) calendar day following the Separation Date.

5.           Mutual Release of Claims.

a.           Executive agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Executive by the Company and its current and former officers, directors, Executives, agents, investors, attorneys, shareholders, administrators, affiliates, benefit plans, plan administrators, insurers, trustees, divisions, and subsidiaries, and predecessor and successor corporations, and assigns (collectively, the “Releasees”).  The Executive, on his own behalf and on behalf of his respective heirs, family members, executors, agents, and assigns, hereby and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, demand, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Executive may possess against any of the Releasees arising from any omissions, acts, facts, or damages that have occurred up until and including the Effective Date of this Agreement, including, without limitation:

i.           any and all claims relating to or arising from Executive’s employment relationship with the Company and the termination of that relationship, including any claims under the Employment Agreement and Stock Agreements;

ii.           any and all claims relating to, or arising from, Executive’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

iii.           any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; harassment; retaliation; breach of contract, both express and implied; breach of covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; fraud; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; and disability benefits;

iv.           any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Rehabilitation Act of 1973; the Americans with Disabilities Act of 1990; the Equal Pay Act; the Fair Labor Standards Act, except as prohibited by law; the Fair Credit Reporting Act; the Age Discrimination in Employment Act of 1967; the Older Workers Benefit Protection Act; the Executive Retirement Income Security Act of 1974; the Worker Adjustment and Retraining Notification Act; the Family and Medical Leave Act, except as prohibited by law; the Sarbanes-Oxley Act of 2002; the Uniformed Services Employment and Reemployment Rights Act; the California Family Rights Act; the California Labor Code, except as prohibited by law; the California Workers’ Compensation Act, except as prohibited by law; and the California Fair Employment and Housing Act;

v.	any and all claims for violation of the federal or any state constitution;

vi.           any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

vii.           any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Executive as a result of this Agreement; and

viii.	any and all claims for attorneys’ fees and costs.

Notwithstanding any release provided for herein, the parties acknowledge and agree that Executive is not releasing any of the following: (i) any rights or claims for indemnification and/or defense pursuant to any applicable contract, policy, bylaw, or law (including but not limited to the Indemnification Agreement entered into by and between the Company and Executive on January 5, 2009, or the Company’s D&O Insurance Policy(ies) as in effect during and applicable to the period of Executive’s employment with the Company), (ii) any rights or claims under any agreement or plan governing Executive’s rights in any employee benefits in which Executive has vested as of the Separation Date (e.g., Executive’s vested benefits in the Company’s 401(k) plan), or (iii) any rights or claims that may not be released as a matter of law.

b.           The Company agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to the Company by the Executive.  The Company hereby and forever releases the Executive and his respective heirs, family members, executors, agents, and assigns, from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, demand, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that the Company may possess against the Executive arising from any omissions, acts, facts, or damages that have occurred up until and including the Effective Date of this Agreement, including, without limitation, the Released Actions.  Notwithstanding any release provided for herein, this Agreement shall not serve to release any claims by the Company against Executive for any claims arising from fraud, embezzlement, misappropriation of the Company’s trade secrets, or conduct that is violative of criminal law.

6.           Acknowledgment of Waiver of Claims under ADEA.  Executive acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 (“ADEA”), and that this waiver and release is knowing and voluntary.  Executive agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Effective Date of this Agreement.  Executive acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Executive was already entitled.  Executive further acknowledges that he has been advised by this writing that: (a) he should consult with an attorney prior to executing this Agreement; (b) he has twenty-one (21) days within which to consider this Agreement; (c) he has seven (7) days following his execution of this Agreement to revoke this Agreement; (d) this Agreement shall not be effective until after the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law.  In the event Executive signs this Agreement and returns it to the Company in less than the 21-day period identified above, Executive hereby acknowledges that he has freely and voluntarily chosen to waive the time period allotted for considering this Agreement.  The Parties agree that changes, whether material or immaterial, do not restart the running of the 21-day period.

7.           California Civil Code Section 1542.  Each of the Parties acknowledges that such Party  has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Each Party, being aware of said code section, agrees to expressly waive any rights such Party may have thereunder, as well as under any other statute or common law principles of similar effect.

8.           No Pending or Future Lawsuits.  Executive represents that he has no lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any of the other Releasees.  Executive also represents that he does not intend to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any of the other Releasees.

9.           Application for Employment.  Executive understands and agrees that, as a condition of this Agreement, Executive shall not be entitled to any employment with the Company, and Executive hereby waives any right, or alleged right, of employment or re-employment with the Company.  Executive further agrees not to apply for employment with the Company and not otherwise pursue an independent contractor or vendor relationship with the Company.

10.           Trade Secrets and Confidential Information/Company Property.  Executive reaffirms and agrees to observe and abide by the terms of the Confidentiality Agreement, specifically including the provisions therein regarding nondisclosure of the Company’s trade secrets and confidential and proprietary information, and nonsolicitation of Company employees.  Executive’s signature below constitutes his certification under penalty of perjury that he has returned all documents and other items provided to Executive by the Company, developed or obtained by Executive in connection with his employment with the Company, or otherwise belonging to the Company.  Notwithstanding the foregoing, to the extent Executive’s personal computing equipment contains Company email correspondence and related files or documents (“Company Correspondence”) that he is unable to delete or return to the Company, Executive agrees to provide the Company full and complete access to such Company Correspondence for a period of twelve (12) months from the Separation Date.

11.           No Cooperation.  Executive agrees that he will not knowingly encourage, counsel, or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or other court order to do so or as related directly to the ADEA waiver in this Agreement.  Executive agrees both to immediately notify the Company upon receipt of any such subpoena or court order, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or other court order.  If approached by anyone for counsel or assistance in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints against any of the Releasees, Executive shall state no more than that he cannot provide counsel or assistance.

12.           Mutual Nondisparagement.  Executive agrees to refrain from any disparagement, defamation, libel, or slander of any of the Releasees, and agrees to refrain from any tortious interference with the contracts and relationships of any of the Releasees.  The Company agrees to refrain from any disparaging statements about Executive.  Executive understands that the Company’s obligations under this paragraph extend only to the Company’s current executive officers and members of its Board of Directors and only for so long as each officer or member is an employee or Director of the Company.  Executive shall direct any inquiries by potential future employers to the Company’s human resources department.

13.           Breach.  In addition to the rights provided in the “Attorneys’ Fees” section below, Executive acknowledges and agrees that any material breach of this Agreement, unless such breach constitutes a legal action by Executive challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, or of any provision of the Confidentiality Agreement shall entitle the Company immediately to recover and/or cease providing the consideration provided to Executive under this Agreement and to obtain damages, except as provided by law.

14.           No Admission of Liability.  Executive understands and acknowledges that this Agreement constitutes a compromise and settlement of any and all actual or potential disputed claims by Executive.  No action taken by the Company hereto, either previously or in connection with this Agreement, shall be deemed or construed to be (a) an admission of the truth or falsity of any actual or potential claims or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to Executive or to any third party.

15.           Nonsolicitation.  Executive agrees that for a period of twelve (12) months immediately following the Effective Date of this Agreement, Executive shall not directly or indirectly solicit any of the Company’s employees to leave their employment at the Company.

16.           Costs.  The Parties shall each bear their own costs, attorneys’ fees, and other fees incurred in connection with the preparation of this Agreement.

17.           Arbitration.  The parties agree that any and all disputes arising out of the terms of this agreement, their interpretation, and any of the matters herein released, shall be subject to arbitration in Santa Clara County, before Judicial Arbitration & Mediation Services (“JAMS”), pursuant to its Employment Arbitration Rules & Procedures (“JAMS Rules”).  Such arbitration shall be conducted by a single arbitrator chosen by mutual agreement of the Parties, or if the Parties do not reach such an agreement, the arbitrator shall be determined as specified in the applicable JAMS rules.  The arbitrator may grant injunctions and other relief in such disputes.  The arbitrator shall administer and conduct any arbitration in accordance with California law, including the California code of civil procedure, and the arbitrator shall apply substantive and procedural California law to any dispute or claim, without reference to any conflict-of-law provisions of any jurisdiction.  To the extent that the JAMS rules conflict with California law, California law shall take precedence.  The decision of the arbitrator shall be final, conclusive, and binding on the parties to the arbitration.  The parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award.  The parties to the arbitration shall each pay an equal share of the costs and expenses of such arbitration, and each party shall separately pay for its respective counsel fees and expenses; provided, however, that the arbitrator shall award attorneys’ fees and costs to the prevailing party, except as prohibited by law.  The parties hereby agree to waive their right to have any dispute between them resolved in a court of law by a judge or jury.  Notwithstanding the foregoing, this section will not prevent either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the parties and the subject matter of their dispute relating to this agreement and the agreements incorporated herein by reference.  Should any part of the arbitration agreement contained in this paragraph conflict with any other arbitration agreement between the parties, the parties agree that this arbitration agreement shall govern.

18.           Authority.  The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement.  Executive represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement.  Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

19.           No Representations.  Executive represents that he has had an opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement.  Executive has not relied upon any representations or statements made by the Company that are not specifically set forth in this Agreement.

20.           Severability.  In the event that any provision or any portion of any provision hereof or any surviving agreement made a part hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision or portion of provision.

21.           Attorneys’ Fees.  Except with regard to a legal action challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, in the event that either Party brings an action to enforce or effect its rights under this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, and reasonable attorneys’ fees incurred in connection with such an action.

22.           Entire Agreement.  With the exception of the Confidentiality Agreement and the Stock Agreements, this Agreement represents the entire agreement and understanding between the Company and Executive concerning the subject matter of this Agreement and Executive’s employment with and separation from the Company and the events leading thereto and associated therewith, and supersedes and replaces any and all prior agreements and understandings concerning the subject matter of this Agreement and Executive’s relationship with the Company, including the Employment Agreement.

23.           No Oral Modification.  This Agreement may only be amended in a writing signed by Executive and the Company’s Chief Executive Officer.

24.           Governing Law.  This Agreement shall be governed by the laws of the State of California, without regard for choice-of-law provisions.  Executive consents to personal and exclusive jurisdiction and venue in the State of California.

25.           Effective Date.  Executive understands that this Agreement shall be null and void if not executed by him within twenty one (21) days.   Executive has seven (7) days after Executive signs this Agreement to revoke it.  This Agreement will become effective on the eighth (8th) day after Executive signed this Agreement, so long as it has been signed by the Parties and has not been revoked by Executive before that date (the “Effective Date”).

26.           Counterparts.  This Agreement may be executed in counterparts and by facsimile, and each counterpart and facsimile shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

27.           Voluntary Execution of Agreement.  Executive understands and agrees that he executed this Agreement voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of his claims against the Company and any of the other Releasees.  Executive acknowledges that:

(a)           he has read this Agreement;

(b)	he has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of his own choice or has elected not to retain legal counsel;

(c)	he understands the terms and consequences of this Agreement and of the releases it contains; and

(d)           he is fully aware of the legal and binding effect of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

SCOTT L. KAUFFMAN, an individual

Dated: August 4, 2010
Scott L. Kauffman

GEEKNET, INC.

Dated: August 4, 2010	By:
Kenneth Langone Chairman, Geeknet, Inc. Board of Directors